 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

NEXTNAV INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40985	87-0854654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 Freedom Drive, Ste. 200
Reston, Virginia 20190		20190
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 775-0982

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2025, NextNav LLC, a wholly-owned subsidiary of NextNav Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Equipment, Network Colocation and Installation Agreement with AT&T Services, Inc. (“AT&T”), dated October 7, 2019 (the “Agreement”), relating to our Pinnacle network operations. The Agreement was previously filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-4 filed on August 25, 2021.

As previously disclosed, our Pinnacle network is primarily operated in partnership with AT&T as part of its FirstNet® initiative. Our Pinnacle system is primarily used for public safety applications, including enhanced E911 to devices operating on all the national cellular networks. The Pinnacle altitude stations are co-located at AT&T wireless sites pursuant to the Agreement and take advantage of the power systems, including battery backup and generators, at the AT&T sites. We monitor the Pinnacle network health through our network operations center (“NOC”). Connectivity among the Pinnacle altitude stations, our cloud service platform, and our NOC are enabled through wireless connections, currently provided by AT&T. We are not required to use AT&T wireless sites for network expansion and may establish new service areas through independently acquired site leases or with other partners.

The Amendment materially extends the term of this Agreement. Prior to the Amendment, the Agreement was scheduled to expire on October 7, 2026. Pursuant to the Amendment, the term of the Agreement has been extended for approximately two years and will now expire on October 28, 2028. Other than the extension of the term, the Amendment does not modify any operational, financial or other terms of the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTNAV INC.

Date:	October 15, 2025	By:	/s/ James Black
Name: James Black Title: General Counsel and Secretary